Commonwealth
Cash Reserve Fund



                           ANNUAL REPORT
                           March 31, 1998






Commonwealth Cash Reserve Fund, Inc.
P. O. Box 1192
Richmond, Virginia  23209-1192
(800) 338-3383





                       Message to our Shareholders

We are pleased to present the annual report for the Commonwealth Cash Reserve Fund (the Fund) for the fiscal year ended March 31, 1998.

During the fiscal year, the market continued to react to strong domestic growth, low inflation, concern about Asia, and the Federal Reserve on hold for the time being. The combination of strong growth and no inflation is most unusual. During 1997 most economists expected price pressures to emerge, and this expectation moved interest rates up in the first half of the fiscal year. During the first quarter of 1998, worries about Asia, signs that the pace of U.S. growth had moderated and that inflation remained in check resulted in lower long-term rates.

The market has been very focused on the on going economic crisis in Asia.
Many analysts expected the financial turmoil experienced across Asia to curtail U.S. exports sharply and to slow growth in western economies including the U.S. While exports did fall, and the U.S. dollar appreciated sharply during February and March, the aggregate impact on the overall U.S. economy was muted. However, continued weakening of the Asian equity markets may portend another round of renewed concern.

The Fund, both over the last year and especially with the market uncertainties occurring during the last quarter of the Fund's fiscal year, has provided investors with an opportunity to invest funds in an investment vehicle paying a market rate of return while maintaining liquidity and flexibility.

To ensure that all investors are properly safeguarded, the Fund continued to focus attention on maintaining a high level of credit quality through investment in U.S. Government obligations and repurchase agreements backed by U.S. Government obligations. At the end of the quarter, fully 71% of the portfolio was invested in these securities ensuring both superior credit quality and a high degree of liquidity. The remainder of the portfolio is invested in top rated commercial paper and bankers' acceptances.

Investors can be assured that the Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the safeguarding of shareholder assets. We look forward to the continued opportunity to meet your investment needs.













                   Report of Independent Accountants

To the Shareholders and Board of Directors
Commonwealth Cash Reserve Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Commonwealth Cash Reserve Fund, Inc. (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and repurchase agreement counterparties, provide a reasonable basis for the opinion expressed above.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Note D is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



PRICE WATERHOUSE LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania  19103

April 24, 1998








                    COMMONWEALTH CASH RESERVE FUND, INC.

                         Statement of Net Assets

                             March 31, 1998

                                       Face                          Amortized
                                      Amount                           Cost
                                      ($000)      Rate     Date       ($000)


COMMERCIAL PAPER (27.0%)

Centric Capital Funding Corp.          5,800      5.55%    4/09/98     5,793
Corestates Bank, N.A. (A)              5,000      5.64%    4/20/98     5,000
Morgan Stanley Group, Inc.             5,000      5.49%    4/22/98     4,984
Morgan Stanley Group, Inc.               520      5.51%    4/22/98       518
General Electric Capital Corp.         5,600      5.52%    4/30/98     5,575
Prudential Funding Corporation         5,000      5.52%    5/04/98     4,975
Salomon Smith Barney Holdings, Inc.    5,700      5.53%    5/06/98     5,669
                                                                      ------
TOTAL COMMERCIAL PAPER                                                32,514
                                                                      ------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (25.4%)

Federal Farm Credit Bank Notes         3,000      5.90%    4/01/98     3,000
                                       2,000      6.05%    5/01/98     2,000

Federal Home Loan Bank Notes           2,000      5.50%    3/26/99     1,997
                                       1,000      5.26%    4/27/98     1,000
                                       5,000      5.78%   10/30/98     5,000
Federal National Mortgage
  Association Note                     3,000      5.84%    6/10/98     2,999

Federal Home Loan Bank
  Discount Note                        6,698      5.45%    6/19/98     6,618

Federal Home Loan Mortgage
  Corporation Discount Notes           8,000      5.43%    6/19/98     7,904

                                                                      ------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                          30,518
                                                                      ------

BANKER'S ACCEPTANCE (2.5%)

Chase Securities, Inc.                 3,000      5.50%    6/24/98     2,962

                                                                      ------
TOTAL BANKER'S ACCEPTANCE                                              2,962
                                                                      ------

REPURCHASE AGREEMENTS (44.7%)

Prudential Securities                 12,180      5.95%    4/01/98    12,180
   Acquired on 3/31/98, accrued
   interest $2,013, Collateralized
   by FHLMC Certificate, 6.93%,
   maturing 8/1/26, market value
   of $12,552,192

Prudential Securities                 10,000      5.50%    4/02/98    10,000
   Acquired on 2/19/98, accrued
   interest $62,639, Collateralized
   by FNMA Certificate, 5.71% to
   7.1%, maturing 2/1/20 to 12/1/27,
   market value of $10,255,552

Morgan Stanley Group, Inc.            11,750      5.51%    4/02/98    11,750
   Acquired on 2/20/98, accrued
   interest $71,936, Collateralized
   by FNMA Certificate, 6.25%,
   maturing 11/1/27, market value of
   $11,968,866

Morgan Stanley Group, Inc.             4,930      5.53%    4/08/98     4,930
   Acquired on 3/06/98, accrued
   interest $19,690, Collateralized
   by FHLMC Certificate, 8.04%,
   maturing 11/1/24, market value of
   $5,030,558

Merrill Lynch Government
 Securities, Inc.                     15,000      5.54%    4/16/98    15,000
   Acquired on 3/18/98, accrued
   interest $32,317, Collateralized
   by FHLMC Certificate, 7.18%,
   maturing 1/1/33, market value of
   $15,725,419

                                                                      ------
TOTAL REPURCHASE AGREEMENTS                                           53,860
                                                                      ------

TOTAL INVESTMENTS 99.6% (Original Cost $119,733)                     119,854
                                                                     -------
OTHER ASSETS AND LIABILITIES
   Interest Receivable                                                   534
   Cash                                                                    5
   Distribution Fees Payable                                              (6)
   Audit Fees Payable                                                     (9)
   Legal Fees Payable                                                     (6)
   Custodian Fees Payable                                                 (2)
   Other Accrued Expenses                                                (11)
                                                                     -------
                                                                         505
                                                                     -------
NET ASSETS (100%)
   Applicable to 120,359,456 outstanding shares of
   beneficial interest (unlimited authorization
   - no par value)                                                   120,359
                                                                     -------
NET ASSET VALUE PER SHARE                                             $ 1.00
                                                                     -------

AT MARCH 31, 1998 NET ASSETS CONSISTED OF:

                                                     Amount             Per
 				                                                 (000)            Share

Paid in Capital                                     $120,359          $ 1.00
Undistributed Net Investment Income                     -           	   -
Accumulated Net Realized Gain                           -               -
Unrealized Appreciation (Depreciation)
  of Investments                                        -               -
                                                     -------            ----
NET ASSETS                                          $120,359          $ 1.00
                                                     -------            ----



(A) Variable Rate Security - the rate reported in the Statement of Net Assets reflects the rate in effect at 3/31/98.


The accompanying notes are an integral part of these financial statements.




                COMMONWEALTH CASH RESERVE FUND, INC.

                        Statement of Operations
                       Year Ended March 31, 1998

                                                                						 (000)
INVESTMENT INCOME

Income
  Interest                                                           $ 6,653
                                                                       -----
  Total Income                                                       $ 6,653
                                                                       -----
Expenses
  Management Fees                                                        199
  Legal                                                                   17
  Custodian                                                  	            28
  Distribution Fees                                                       31
  Audit                                                                    9
  Directors Fees and Expenses                                              9
  Insurance, Registration Fees and Other                                   4
                                                                       -----
  Total Expenses                                                         297
                                                                       -----
Expenses waived by Investment Advisor and Distributor                   (121)

  Net Investment Income                                              $ 6,477
                                                                       -----
Net Increase in Net Assets
  Resulting From Operations                                          $ 6,477
                                                                       -----




                   COMMONWEALTH CASH RESERVE FUND, INC.

                    Statement of Changes in Net Assets


                                                      		Year Ended March 31,
                                                    		 	1998           1997
		                                                      (000)          (000)
INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS
 Net Investment Income                               $  6,477       $  4,942
                                                      -------        -------
DISTRIBUTIONS
 Net Investment Income                                 (6,477)        (4,942)
                                                      -------        -------
CAPITAL SHARE TRANSACTIONS (at $1.00 per share)
 Issued                                               216,592        235,732
 Redeemed                                            (218,893)      (227,105)
 Distributions Reinvested                               6,477          4,942
                                                      -------        -------
	Net Increase (Decrease) from Capital Share
  Transactions                                          4,176         13,569
                                                      -------        -------
	Total Increase (Decrease) in Net Assets               23,051        (16,190)
                                                      -------        -------
NET ASSETS
	Beginning of Year                                    116,183        102,614
                                                      -------        -------
 End of Year                                         $120,359       $116,183
                                                      -------        -------



                     COMMONWEALTH CASH RESERVE FUND, INC.

                           Financial Highlights <F2>


                                                 Year Ended March 31,
For a Share Outstanding
Throughout Each Year                    1998      1997      1996      1995      1994

NET ASSET VALUE, BEGINNING OF YEAR     $1.000    $1.000    $1.000    $1.000    $1.000
	INVESTMENT OPERATIONS
		Net Investment Income                 0.055     0.053     0.058     0.049     0.025
	DISTRIBUTIONS
		Net Investment Income                (0.055)   (0.053)   (0.058)   (0.049)   (0.025)
NET ASSET VALUE, END OF YEAR           $1.000    $1.000    $1.000    $1.000    $1.000
Total Return                            5.68%     5.43%     5.90%     5.01%     2.48%
Ratios/Supplemental Data
Net Assets, End of Period              $120,359  $116,183  $102,614  $130,940  $69,422
Ratio of Expenses to Average
    Net Assets <F1>                     0.15%     0.15%     0.15%     0.15%     0.70%
Ratio of Net Investment Income
    to Average Net Assets               5.54%     5.31%     5.78%     4.91%     2.49%

<F1>
Certain fees were voluntarily waived in the fiscal years ended March 31, 1998, 1997, 1996 and 1995. If these fees had not been waived, the ratio of expenses to average net assets would have been .25%, .28%, .29% and .29% respectively for the fiscal years ended March 31, 1998, 1997, 1996 and 1995. The ratio of net investment income to average net assets would have been 5.44%, 5.18%, 5.64% and 4.77%, for the fiscal years ended March 31, 1998, 1997, 1996 and 1995, respectively.

<F2>
Public Financial Management, Inc. has served as the investment advisor to the Fund since March 15, 1994.




The accompanying notes are an integral part of these financial statements.



                  COMMONWEALTH CASH RESERVE FUND, INC.

                     Notes to Financial Statements

A. The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions and public bodies. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

B. The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles and are consistently followed in the preparation of financial statements.

1. Securities held are valued at amortized cost, which approximates market value. Discounts and premiums on securities purchased are accreted or amortized to interest income over the lives of the respective securities.

2. Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method.

3. Dividends from net investment income are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4.  The Fund invests cash in repurchase agreements secured by U.S.
Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Repurchase agreements held at March 31, 1998 may be terminated at the option of the Fund with seven days notice.

5. The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

C. Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring November 21, 1998. As compensation for its services under the Advisory Agreement, PFM is entitled to receive an annual fee, which is accrued daily and payable monthly, at the rate of .12 of 1% of the Fund's average daily net assets.
As compensation for its services under the Administrative Agreement, PFM is entitled to a fee, which is accrued daily and payable monthly, at the rate of .05 of 1% of the average daily net assets. PFM waived $115,000 of its fees under the advisory and administrative agreements so that the aggregate operating expenses of the Fund for the Fund's fiscal year ended March 31, 1998 would not exceed .15 of 1% of the Fund's average net assets. Fees paid to PFM, after such waiver, for the fiscal year represented .07 of 1% of average net assets.

The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to the distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended March 31, 1998, total payments made to the Distributor under the Plan were $25,300, after waiving fees of $6,000.

During the year ended March 31, 1998, the Fund paid approximately $7,100 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS its March 31, 1998 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by broker's or dealer's trust department or agent but not in the Fund's name.
























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                                                    Commonwealth
                                                  Cash Reserve Fund







Investment Adviser
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Custodian
	Wachovia Bank
	1021 East Cary Street
	P. O. Box  27602
	Richmond, Virginia 27602

Administrator and Transfer Agent
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Distributor
	Commonwealth Financial Group, Inc.
	38 Cohasset Lane
	Cherry Hill, New Jersey 08003

Independent Accountants
	Price Waterhouse LLP
	Thirty South Seventeenth Street
	Philadelphia, Pennsylvania 19103

Co-Counsel
	McGuire, Woods, Battle & Boothe, L.L.P.
	One James Center
	901 E. Cary Street
	Richmond, Virginia 23219

	Laura Anne Corsell, Esq.
	7307 Elbow Lane
	Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's
Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.